Exhibit 99.1

Solid Power and BMW Deepen Joint Development Partnership

-	Solid Power licenses cell design and manufacturing processes to the BMW Group to allow for parallel research and development activities
-	The BMW Group intends to replicate Solid Power’s cell pilot production lines at its facilities in Germany
-	Solid Power expects to provide sulfide-based solid electrolyte for the BMW Group’s cell prototype line

LOUISVILLE, Colo., December 21, 2022 – Solid Power, Inc. (Nasdaq: SLDP), an industry-leading developer of all-solid-state battery and sulfide-based electrolyte technology, today announced it has deepened its partnership with the BMW Group. Under an expanded Joint Development Agreement, Solid Power has granted the BMW Group a research and development license to Solid Power’s all-solid-state cell design and manufacturing know-how.

The broadened relationship provides significant benefits to both companies, including conducting complementary cell development and manufacturing activities at both Solid Power and the BMW Group to further advance the capability of Solid Power’s technology. The BMW Group intends to duplicate Solid Power’s pilot production lines at its own facility in Germany and produce prototype cells based on Solid Power’s proprietary technology. Prior to the installation of the BMW Group’s prototype line, the BMW Group’s personnel will work hand-in-hand at Solid Power’s facilities to optimize cell manufacturing processes.

BMW iX at Solid Power’s Louisville, Colorado Headquarters. Photo Courtesy of Solid Power.

“We could not be more excited about growing our relationship with BMW, a company that has demonstrated a strong commitment to Solid Power’s technology for the past seven years,” said Dr. Derek Johnson, Chief Operating Officer of Solid Power. “We believe this expanded partnership and increased collaboration is an added vote of confidence in Solid Power’s technology development.”

“BMW remains committed to the pursuit of all-solid-state batteries, a technology which we believe has significant potential for the future,” said Frank Weber, Member of the Board of Management BMW AG, Development. “We look forward to working even more closely with Solid Power and adding the capability to produce solid-state cells based on Solid Power’s designs at our own pilot facility. We expect this agreement to accelerate the installation of our solid-state prototype line and our companies’ mutual goal of commercializing this promising cell technology.”

The BMW Group has agreed to pay Solid Power $20 million through June 2024, subject to achieving certain milestones. The expanded Joint Development Agreement includes sharing of proprietary all-solid-state electrode and cell manufacturing know-how but does not include a license to intellectual property related to Solid Power’s electrolyte material, which remains its core business. Once the BMW Group installs its prototype production line, Solid Power expects to supply its electrolyte material to the BMW Group for prototype cell production.

“Expanding our relationship with BMW is further evidence that both companies believe Solid Power is on the right track with its technology development,” said David Jansen, Interim CEO, President and Chair of Solid Power. “I am encouraged by the progress our team continues to make toward achieving our company’s goals. Over the past several months, we began delivering 20 Ah cells to our partners, including BMW, for initial testing and commenced production of our initial EV cells. We look forward to bringing our electrolyte manufacturing facility online and commencing the formal automotive qualification process.”

About Solid Power, Inc.

Solid Power is an industry-leading developer of all-solid-state rechargeable battery cells for electric vehicles and mobile power markets. Solid Power replaces the flammable liquid electrolyte in a conventional lithium-ion battery with a proprietary sulfide-based solid electrolyte. As a result, Solid Power's all-solid-state battery cells are expected to be safer and more stable across a broad temperature range, provide an increase in energy density compared to the best available rechargeable battery cells, enable less expensive, more energy-dense battery pack designs and be compatible with traditional lithium-ion manufacturing processes. For more information, visit http://www.solidpowerbattery.com/.

Forward Looking Statements

All statements other than statements of present or historical fact contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Solid Power’s or its management team’s expectations, objectives, beliefs, intentions or strategies regarding the future. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan,” “outlook,” “seek,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements include our financial guidance for 2022, future financial performance and our strategy, expansion plans, market opportunity, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management, expectations regarding management transitions and expectations regarding the impact of the COVID-19 pandemic on our business and industry. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Readers are cautioned not to put undue reliance on forward-looking statements and Solid Power cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Power, including the following factors: (i) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require, and to do so in advance of the development of competing technologies; (ii) risks relating to the non-exclusive nature of our original equipment manufacturers and joint development agreement relationships; (iii) our ability to negotiate and execute supply agreements with our partners on commercially reasonable terms; (iv) our ability to protect our intellectual property, including in jurisdictions outside of the United States; (v) broad market adoption of electric vehicles and other technologies where we are able to deploy our all-solid-state batteries, if developed successfully; (vi) our success in retaining or recruiting, or changes required in, our officers, key employees, including technicians and engineers, or directors; (vii) risks and potential disruptions related to management transitions; (viii) changes in applicable laws or regulations; (ix) risks related to technology systems and security breaches; (x) the possibility that COVID-19 or a future pandemic may adversely affect our results of operations, financial position and cash flows; (xi) the possibility that we may be adversely affected by other economic, business or competitive factors, including supply chain interruptions, and may not be able to manage other risks and uncertainties; (xii) risks relating to our status as an early stage company with a history of financial losses, and an expectation to incur significant expenses and continuing losses for the foreseeable future; (xiii) rollout of our business plan and the timing of expected business milestones; (xiv) the termination or reduction of government clean energy and electric vehicle incentives; (xv) delays in the construction and operation of production facilities; and (v) changes in domestic and foreign business, market, financial, political and legal conditions. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the “Risk Factors” section of Solid Power’s Annual Report on Form 10-K for the year ended December 31, 2021 and other documents filed by Solid Power from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Solid Power gives no assurance that it will achieve its expectations.

Contact Information

Kevin Paprzycki

Chief Financial Officer

1 (800) 799-7380

investors@solidpowerbattery.com

Website: www.solidpowerbattery.com

Twitter: https://twitter.com/SolidPowerInc

LinkedIn: https://www.linkedin.com/company/solid-power

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